Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE

dated as of March 1, 2010

among

SEAGATE TECHNOLOGY INTERNATIONAL,

SEAGATE HDD CAYMAN

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

10.00% Senior Secured Second-Priority Notes due 2014

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), entered into as of March 1, 2010, among SEAGATE TECHNOLOGY INTERNATIONAL, an exempted limited liability company organized under the laws of the Cayman Islands (the “Issuer”), SEAGATE HDD CAYMAN, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Undersigned”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of May 1, 2009 (the “Indenture”), relating to the Issuer’s 10.00% Senior Secured Second-Priority Notes due 2014 (the “Notes”);

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause certain entities to provide Guaranties in certain circumstances.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this First Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.  The Undersigned, by its execution of this First Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 3.  This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.  This First Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5.  This First Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this First Supplemental Indenture will henceforth be read together.

Section 6.  The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

SEAGATE TECHNOLOGY INTERNATIONAL, as Issuer

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Director

SEAGATE HDD CAYMAN

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Maddy Hall
Name: Maddy Hall
Title: Vice President

[Signature Page to First Supplemental Indenture]